UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 6, 2014

Alliqua, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Boulevard West Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Cancellation and Release Agreements

On January 6, 2014, Alliqua, Inc. (the “Company”) entered into an option cancellation and release agreement with each of Richard Rosenblum and David Stefansky (collectively, the “Cancellation Agreements”), pursuant to which the parties agreed to cancel options to purchase 278,096 shares of common stock of the Company at exercise prices ranging from $6.34 to $9.19 (the “Options”) previously granted to each of Messrs. Rosenblum and Stefansky, as set forth in the applicable stock option agreements (the “Option Agreements”). In exchange for the cancellation of the Options and the Option Agreements, the Company granted to each of Messrs. Rosenblum and Stefansky, pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan, 194,667 full shares of common stock of the Company as of January 6, 2014.

Johnson Restricted Stock Award

On January 6, 2014, the Company granted a restricted stock award of 369,395 shares of common stock (the “Restricted Stock”) to David Johnson, the Company’s president and chief executive officer, pursuant to the Alliqua, Inc. 2011 Long-Term Incentive Plan. The Restricted Stock vests in eight equal quarterly installments, with one-eight (1/8th) vesting on January 6, 2014 and the first day of each calendar quarter thereafter, provided that Mr. Johnson remains employed by the Company on the applicable vesting date, and subject to the terms and conditions of that certain restricted stock award agreement (the “Johnson Restricted Stock Agreement”) by and between the Company and Mr. Johnson, effective as of January 6, 2014.

The foregoing summaries are not complete, and are qualified in their entirety by reference to the full text of the Cancellation Agreements and the Johnson Restricted Stock Agreement, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and incorporated herein by reference. Readers should review such agreements for a more complete understanding of their terms and conditions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Option Cancellation and Release Agreement, dated January 6, 2014, by and between Alliqua, Inc. and Richard Rosenblum

10.2	Option Cancellation and Release Agreement, dated January 6, 2014, by and between Alliqua, Inc. and David Stefansky

10.3	Restricted Stock Award Agreement, dated January 6, 2014, by and between Alliqua, Inc. and David Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA, INC.

Dated: January 10, 2014	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Option Cancellation and Release Agreement, dated January 6, 2014, by and between Alliqua, Inc. and Richard Rosenblum

10.2	Option Cancellation and Release Agreement, dated January 6, 2014, by and between Alliqua, Inc. and David Stefansky

10.3	Restricted Stock Award Agreement, dated January 6, 2014, by and between Alliqua, Inc. and David Johnson